UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 11, 2006

Date of report (Date of earliest event reported)

ADVANCED BIOENERGY, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125335	20-2281511
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 N. 8th Street Geneva, Nebraska		68361
(Address of principal executive offices)		(Zip Code)

Telephone Number: (402) 759-3773

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

On May 11, 2006, we entered into an Agreement and Plan of Merger that provides, among other things, for our wholly owned subsidiary to be merged with and into Indiana Renewable Fuels, LLC, an Indiana limited liability company. As a result of the merger, the outstanding membership units of Indiana Renewable Fuels will be converted, at the election of each individual holder of Indiana Renewable Fuels membership units, into the right to receive either: (a) 500 membership units in our company or (b) $5,000 in cash; provided that, in the aggregate, Indiana Renewable Fuels’ members must elect to receive at least 250,000 membership units in our company.

We also entered into voting agreements with the directors of Indiana Renewable Fuels. Under the voting agreements, these persons gave us an irrevocable proxy to vote, and they agreed to vote, their Indiana Renewable Fuels membership units in favor of the merger and agreed that they will not solicit votes in favor of another acquisition transaction. We agreed to provide two members of Indiana Renewable Fuels with the right to observe meetings of our board of directors.

The consummation of the merger is subject to customary conditions, including approval by the members of Indiana Renewable Fuels.

The issuance of our membership units to the Indiana Renewable Fuels’ members in the merger is intended to be exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof and such other available exemptions. Our membership units may not be offered or sold in the United States unless they are registered under the Securities Act of 1933, or an exemption from the registration requirements of the Securities Act of 1933 is available. No registration statement covering these securities has been filed with the United States Securities and Exchange Commission or with any state securities commission.

A copy of the merger agreement is filed as an exhibit to this report. Reference is made to the merger agreement for a full statement of the terms and conditions of the merger.

An additional discussion of the merger agreement and the merger is provided in our press release of May 16, 2006, which is attached as an exhibit to this report and incorporated by reference into this Item 1.01.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

2                                          Agreement and Plan of Merger by and among Advanced BioEnergy, LLC, IRF Acquisition, LLC and Indiana Renewable Fuels, LLC dated May 11, 2006

99                                    Press Release dated May 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2006	ADVANCED BIOENERGY, LLC

	By	Revis L. Stephenson III
Revis L. Stephenson III
Chief Executive Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

2	Agreement and Plan of Merger by and among Advanced BioEnergy, LLC, IRF Acquisition, LLC and Indiana Renewable Fuels, LLC dated May 11, 2006	Furnished Electronically
99	Press Release dated May 16, 2006	Furnished Electronically